UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2016
(Date of earliest event reported)

CSMC 2016-NXSR Commercial Mortgage Trust
(Exact name of issuing entity) (Central Index Key Number 0001691198)

Column Financial, Inc.
(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter) (Central Index Key Number 0001654060)

Delaware	333- 207361-04	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 22, 2016, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $527,185,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Natixis Securities Americas LLC (“Natixis Securities”) and UBS Securities LLC (“UBS Securities” and, together with Credit Suisse and Natixis Securities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated December 14, 2016, among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of December 14, 2016.

On December 14, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $527,185,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $5,000,000, were approximately $559,700,000. Of the expenses paid by the Registrant, approximately $702,700 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $612,000 in the form of fees were paid to the Underwriters, approximately $90,700 were paid to or for the Underwriters and $4,300,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On December 14, 2016, the Registrant sold the Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $128,194,078, to Credit Suisse, Natixis Securities and UBS Securities (the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated December 14, 2016, among the Depositor, Colum Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified as “Novo Nordisk” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Novo Nordisk Whole Loan”) that also includes five (5) other pari passu promissory notes, which are not assets of the Issuing Entity. The Novo Nordisk Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Novo Nordisk Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The Mortgage Loan identified as “Rentar Plaza” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Rentar Plaza Whole Loan”) that also includes three (3) other pari passu promissory notes, which are not assets of the Issuing Entity. The Rentar Plaza Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Rentar Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The Mortgage Loan identified as “Gurnee Mills” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Gurnee Mills Whole Loan”) that also includes five (5) other pari passu promissory notes, which are not assets of the Issuing Entity. The Gurnee Mills Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached as Exhibit 4.2, and the Gurnee Mills Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan identified as “QLIC” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “QLIC Whole Loan”) that also includes four (4) other pari passu promissory notes and one (1) other subordinate promissory note, which are not assets of the Issuing Entity. The QLIC Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached as Exhibit 4.3, and the QLIC Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan identified as “Wolfchase Galleria” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Wolfchase Galleria Whole Loan”) that also includes six (6) other pari passu promissory notes, which are not assets of the Issuing Entity. The Wolfchase Galleria Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached as Exhibit 4.4, and the Wolfchase Galleria Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan identified as “Federal Way Crossings” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Federal Way Crossings Whole Loan”) that also includes three (3) other pari passu promissory notes, which are not assets of the Issuing Entity. The Federal Way Crossings Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National

Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached as Exhibit 4.4, and the Federal Way Crossings Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan identified as “Greenwich Office Park” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Greenwich Office Park Whole Loan”) that also includes two (2) other pari passu promissory notes, which are not assets of the Issuing Entity. The Greenwich Office Park Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Greenwich Office Park Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan identified as “MY Portfolio” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “MY Portfolio Whole Loan”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The MY Portfolio Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the MY Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The Mortgage Loan identified as “681 Fifth Avenue” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “681 Fifth Avenue Whole Loan”) that also includes five (5) other pari passu promissory notes, which are not assets of the Issuing Entity. The 681 Fifth Avenue Whole Loan is being serviced and administered pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, an executed version of which is attached as Exhibit 4.4, and the 681 Fifth Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSMC 2016-NXSR Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-four (54) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Natixis and (iii) from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant and UBS.

The funds used by the Depositor to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated December 14, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Natixis Securities Americas LLC and UBS Securities LLC, as underwriters, and Column Financial, Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of October 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Co-Lender and Future Funding Indemnification Agreement, dated October 13, 2016, between Natixis Real Estate Capital LLC as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder, Initial Note A-7 Holder, the Initial Note A-8 Holder, the Initial Note A-9 Holder, the Initial Note A-10 Holder, the Initial Note A-11 Holder, the Initial Note A-12 Holder, the Initial Note A-13 Holder and the Future Funding Indemnitor.

Exhibit 4.6	Co-Lender Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder and the Initial Note A-5 Holder.

Exhibit 4.7	Agreement Between Note Holders, dated as of November 3, 2016, by and between Column Financial, Inc., as the Initial Note A-1A Holder and the Initial A-1B Holder, Wells Fargo Bank, National Association, as the Initial Note A-2A Holder and the Initial Note A-2B Holder and Regions Bank, as the Initial Note A-3 Holder and the Initial Note A-4 Holder.

Exhibit 4.8	Agreement Between Noteholders, dated as of September 5, 2016, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder and the Initial Note B Holder.

Exhibit 4.9	Agreement Between Note Holders, dated as of December 7, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1-1 Holder, the Initial Note A-1-2 Holder and the Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, the Initial A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder and the Initial Note A-7 Holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of November 22, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder and the Initial Note A-5 Holder.

Exhibit 4.11	Co-lender Agreement, dated as of December 7, 2016, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, the Initial Note A-2 Holder and the Initial Note A-3 Holder.

Exhibit 4.12	Agreement Between Note Holders, dated as of November 14, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and the Initial Note A-2 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Note A-3 Holder and Note A-4 Holder and Citigroup Global Markets Realty Corp., as the Note A-5 Holder and the Note A-6 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2016, which such certification is dated December 14, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of December 1, 2016, between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of December 1, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2016	CREDIT SUISSE COMMERCIAL
MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated December 14, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Natixis Securities Americas LLC and UBS Securities LLC, as underwriters, and Column Financial, Inc.	(E)

4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.3	Pooling and Servicing Agreement, dated as of October 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement, dated as of December 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.5	Co-Lender and Future Funding Indemnification Agreement, dated October 13, 2016, between Natixis Real Estate Capital LLC as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder, Initial Note A-7 Holder, the Initial Note A-8 Holder, the Initial Note A-9 Holder, the Initial Note A-10 Holder, the Initial Note A-11 Holder, the Initial Note A-12 Holder, the Initial Note A-13 Holder and the Future Funding Indemnitor.	(E)

4.6	Co-Lender Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder and the Initial Note A-5 Holder.	(E)

4.7	Agreement Between Note Holders, dated as of November 3, 2016, by and between Column Financial, Inc., as the Initial Note A-1A Holder and the Initial A-1B Holder, Wells Fargo Bank, National Association, as the Initial Note A-2A Holder and the Initial Note A-2B Holder and Regions Bank, as the Initial Note A-3 Holder and the Initial Note A-4 Holder.	(E)

4.8	Agreement Between Noteholders, dated as of September 5, 2016, by and between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder and the Initial Note B Holder.	(E)

4.9	Agreement Between Note Holders, dated as of December 7, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1-1 Holder, the Initial Note A-1-2 Holder and the Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, the Initial A-4 Holder, the Initial Note A-5 Holder, the Initial Note A-6 Holder and the Initial Note A-7 Holder.	(E)

4.10	Agreement Between Note Holders, dated as of November 22, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder and the Initial Note A-5 Holder.	(E)

4.11	Co-lender Agreement, dated as of December 7, 2016, between Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, the Initial Note A-2 Holder and the	(E)

Initial Note A-3 Holder.

4.12	Agreement Between Note Holders, dated as of November 14, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and the Initial Note A-2 Holder.	(E)

4.13	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Note A-3 Holder and Note A-4 Holder and Citigroup Global Markets Realty Corp., as the Note A-5 Holder and the Note A-6 Holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 22, 2016 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2016, which such certification is dated December 14, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of December 1, 2016, between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of December 1, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)